2Q11 Earnings Conference Call August 4, 2011 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Second Quarter 2011 earnings conference call held on August 4, 2011 at 5:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-294-0988 and entering conference
ID #3113054.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934.  These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation.  Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation.  In accordance with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-
looking statements.  For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable
GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the
Appendix at the end of the presentation.  Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.

After-tax income before special items of $49MM* ($0.40/share diluted), pretax income of $71MM*
Strong performance from Logistics and Retail, growth areas of our business
Retail contributed $69MM pretax in a period of declining wholesale gasoline prices
Logistics delivered strong results with pretax income of $54MM as SXL achieved record quarterly earnings
Refining & Supply (R&S) reported a pretax loss of $44MM as low utilization in
April limited ability to take advantage of improved market margins
Profitable in May/June with strong reliability
Progress in growth
SXL acquisitions in Inland, East Boston, Eagle Point (from Sunoco), Texon crude leasing business
Expansion of retail network in Alabama
Successful IPO of SunCoke Energy (SXC)
Sunoco retains ownership of 81% of outstanding shares
*  For reconciliation to Net Income (Loss), see Slide 12. Special Items in 2Q11 include a net loss of $174MM after-tax.
Summary of 2
nd
Quarter 2011 Performance

Retail Marketing – Pretax Earnings of $69MM
Achieved 12.4 cpg average gasoline margins helped by wholesale prices declining throughout the quarter
Logistics – Pretax Earnings of $54MM
Record quarterly earnings for Sunoco Logistics Partners driven by market opportunities in the crude oil segment, as well as contribution from recent acquisitions
Coke – Pretax Earnings of $20MM
Improvement in Indiana Harbor results from 1Q11
One-time relocation/separation costs impacted 2Q11
R&S – Pretax Loss of $44MM
Loss driven by poor crude utilization in April (65%)
May/June profitable with crude utilization at 94%
* Pretax Business Unit Income (Loss) Before Special Items, excluding Income Attributable to
Noncontrolling Interests. For reconciliation to Net Income (Loss), see Slide 12.
Segment Pretax Results* - 2Q11

YTD
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 2011
Refining & Supply
(70)       138      (70)       (17)       (138)     (44)       (182)
Retail Marketing
34        73        68        1          12        69        81
Logistics
27        30        40        35        31        54        85
Coke
51        56        44        25        9          20        29
Chemicals
    Continuing Operations
5          7          5          6          (9)         6          (3)
    Discontinued Polypropylene Operations
33        -           -           -           -           -           -
Corporate Expenses
(23)       (30)       (28)       (27)       (22)       (18)       (40)
Net Financing Expenses & Other
(28)       (27)       (28)       (27)       (24)       (16)       (40)
    Pretax Income (Loss) Before Special Items 29        247      31        (4)         (141)     71
(70)

Pretax Income (Loss) Before Special Items*, MM$
71
(141)
(4)
31
247
29
($200)
($100)
$0
$100
$200
$300
* For reconciliation to Net Income (Loss), see Slide 12.

* For calculation, see Slide 22. Weighted benchmark in effect in 2010 and through March 1, 2011.
Realized R&S Margin vs. Benchmark, $/B
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11
Refining & Supply
Realized Margin 4.08 7.34 3.88 4.77 5.04 3.14 4.31
Benchmark* 4.93 6.12 4.22 5.19 5.11 5.19 6.11
Differential (0.85) 1.22 (0.34) (0.42) (0.07) (2.05) (1.80)
Margin Capture Rate 83% 120% 92% 92% 99% 61% 71%
Actual vs. Benchmark:
Crude (0.52) 0.73 (0.52) (0.25) (0.09) (1.08) (0.51)
Product (0.33) 0.49 0.18 (0.17) 0.02 (0.97) (1.29)
Differential (0.85) 1.22 (0.34) (0.42) (0.07) (2.05) (1.80)

0.51
0.25
1.08
0.52
(0.73)
0.52
-3.00
-1.00
1.00
3.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Crude Cost vs. Benchmark
(1.29)
(0.97)
(0.17)
0.18
0.49
(0.33)
-4.00
-2.00
0.00
2.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Products vs. Benchmark
Total Refining & Supply
2Q11 Comments:
Quality differentials much higher than
benchmark and historical, with widening diffs
of West African crude and less discounted
crude purchases with rebalance of crude mix
Offset by timing and also inventory benefit due
to draw of crude from January build
2Q11 Comments:
Produced fuel net of yield gain $.75/B worse
than 1Q 11 due to higher absolute prices and
lower yield gains
May/June margin capture averaged > 90%
driven by positive product differentials
Realized R&S Margin vs. Benchmark*, $/B
* For calculation, see Slide 22. Weighted benchmark in effect in 2010 and through March 1, 2011.

12/31/09 12/31/10 3/31/11 6/30/11
Sunoco (ex-SXL)* 32% -6% -6% -13%
SXL 50% 54% 55% 57%
  Consolidated** 41% 20% 22% 22%
Sunoco Net Debt/(Cash)      1,223       (182)       (165)       (335)
SXL Net Debt***         866      1,227      1,278      1,457
Consolidated Net Debt, MM$      2,089         945      1,013      1,022
Total Cash, MM$         377      1,485      1,480      1,476
* Proforma.
** Sunoco Revolver Covenant basis. For calculation, see Slides 17 and 18.
*** Includes intercompany loan due to Sunoco from SXL at 12/31/2010, 3/31/2011, and 6/30/2011 which is eliminated in consolidation.
Net Debt-to-Capital Ratio, %
41%
20%
22% 22%
-13%
-6%
-6%
32%
Consolidated
Sunoco (ex-SXL)

      SUN       SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Cash from ops ex working capital 115      185          300       185      (18)           167
Working capital (102)     (187)         (289)      (142)     (382)         (524)
Cash flow from operations 13       (2)             11         43       (400)         (357)
Capital expenditures (140)     (137)         (277)      (168)     (295)         (463)
Free cash flow (127)     (139)         (266)      (125)     (695)         (820)
Divestments and other -          301          301       -          847          847
Dividends to Sunoco shareholders -          (18)           (18)        -          (36)           (36)
Distributions & other (28)      -              (28)        (57)      3              (54)
SXL dividends to Sunoco (24)      24            -            (48)      48            -
Net cash flow before net debt activity (179)     168          (11)        (230)     167          (63)
Net debt activity 183      (176)         7           234      (180)         54
Net increase in cash & cash equivalents 4         (8)             (4)          4         (13)           (9)
2Q11 YTD11
Sunoco and SXL Cash Flow, MM$

Remain focused on delivering value to shareholders
Strong results in retail and logistics => both areas targeted for growth
SunCoke IPO successful
>$450MM of announced acquisitions for SXL year-to-date through July
Positioning for future success
Grow through Retail (e.g. Alabama expansion) and SXL (e.g., Inland, East
Boston, Eagle Point, Texon crude business)
Balance sheet: Cash balance ($1.5 billion) provides strategic flexibility
Divest non-core assets (e.g., Frankford)
Key Takeaways

Appendix

Earnings Profile, MM$
YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 2011
   Refining & Supply (70) 138 (70) (17) (19) (138) (44) (182)
   Retail Marketing 34 73 68 1 176 12 69 81
   Logistics 27 30 40 35 132 31 54 85
   Chemicals:
      Continuing Operations 5 7 5 6 23 (9) 6 (3)
      Discontinued Operations 33 - - - 33 - - -
   Coke 51 56 44 25 176 9 20 29
   Corporate and Other:
      Corporate Expenses (23) (30) (28) (27) (108) (22) (18) (40)
      Net Financing Expenses & Other (28) (27) (28) (27) (110) (24) (16) (40)
   Pretax Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items 29 247 31 (4) 303 (141) 71 (70)
   Income Tax Expense (Benefit) attributable to
      Sunoco, Inc. shareholders 12 89 4 (17) 88 (19) 22 3
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items 17 158 27 13 215 (122) 49 (73)
   Special Items:
      Continuing Operations (45) (22) 62 123 118 51 (294) (243)
      Discontinued Operations* (169) - - - (169) - - -
   Pretax Income (Loss) from special items (214) (22) 62 123 (51) 51 (294) (243)
   Income Tax Expense (Benefit) (134) (9) 24 49 (70) 30 (120) (90)
   Income (Loss) from special items (80) (13) 38 74 19 21 (174) (153)
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders (63) 145 65 87 234 (101) (125) (226)
*  Represents a loss recognized in connection with the divestment of the polypropylene chemicals business.

Earnings Summary and EPS
YTD
MM$ 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 2011
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items
17 158 27 13 215 (122) 49 (73)
   Special Items:
      Continuing Operations
(45) (22) 62 123 118 51 (294) (243)
      Discontinued Operations*
(169) - - - (169) - - -
   Pretax Income (Loss) from special items
(214) (22) 62 123 (51) 51 (294) (243)
   Income Tax Expense (Benefit)
(134) (9) 24 49 (70) 30 (120) (90)
   Income (Loss) from special items
(80) (13) 38 74 19 21 (174) (153)
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders
(63) 145 65 87 234 (101) (125) (226)
$/Share (diluted)
   Earnings (Loss) per share of common stock (diluted):
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items 0.14 1.31 0.22 0.11 1.79 (1.01) 0.40 (0.60)
   Income (Loss) from special items
(0.67) (0.11) 0.32 0.61 0.16 0.17 (1.43) (1.27)
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders
(0.53) 1.20 0.54 0.72 1.95 (0.84) (1.03) (1.87)
*  Represents a loss recognized in connection with the divestment of the polypropylene chemicals business.

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 2011
   Total Refining & Supply
     Crude Throughputs, MB/D 533 618 632 572 589 460 425 442
     % Capacity 79 92 94 85 87 74 84 79
     Net Prod. Available for Sale, MB/D 591 664 682 634 643 512 461 487
     Net Prod. Available for Sale, MMB 53 61 62 58 234 46 42 88
Key Volume Indicators – Refining & Supply

* Excludes discontinued polypropylene operations.
Key Indicators
YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 2011
Realized Margin Indicators
Refining & Supply, $/B 4.08 7.34 3.88 4.77 5.04 3.14 4.31 3.70
Retail Marketing, cpg
Gasoline 8.9 11.5 10.5 6.6 9.4 6.9 12.4 9.7
Distillate 8.0 9.0 7.8 5.6 7.6 7.1 12.5 9.9
Chemicals, cpp*
9.9 8.9 7.6 9.1 8.8 7.4 10.7 9.1
Market Indicators
Dated Brent Crude Oil, $/B 76.24 78.30 76.86 86.53 79.48 104.90 117.63 111.26
Natural Gas, $/DT 5.04 4.34 4.23 3.97 4.40 4.20 4.37 4.29

* Excludes discontinued polypropylene operations.
Key Volume Indicators – Retail, Chemicals, Coke
YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 2011
Retail Marketing
Gasoline Sales, MM Gal 1,026 1,130 1,171 1,171 4,498 1,086 1,161 2,247
Middle Distillate Sales, MM Gal 91 114 117 110 432 97 106 203
Total Sales, MM Gal 1,117 1,244 1,288 1,281 4,930 1,183 1,267 2,450
Gasoline and Diesel Throughput 147 159 148 161 156 150 162 156
(Company-Owned or Leased Outlets)
(M Gal/Site/Month)
Merchandise Sales (M$/Store/Month) 87 101 103 92 96 85 97 91
Chemicals*
Phenol and Related Sales, MM# 449 554 567 582 2,152 470 478 948
Coke
Production, M Tons:
United States 841 883 953 916 3,593 861 922 1,783
Brazil 413 422 431 370 1,636 364 412 776

* Represents intercompany loan due to Sunoco from SXL which is eliminated in consolidation.
** Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
*** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position; calculation excludes noncontrolling interests except for
SXL as prescribed by the revolver covenant.
Financial Ratios, MM$ except ratios
Proforma Proforma
SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 868 1,596 2,464 1,129 1,300 2,429
Intercompany Debt* - - - 100 - -
Plus: Debt Guarantees - 2 2 - 1 1
Less: Cash (2) (375) (377) (2) (1,483) (1,485)
Net Debt 866 1,223 2,089 1,227 (182) 945
Equity** 862 2,557 2,557 965 3,046 3,046
SXL Noncontrolling Interest - - 488 77 - 692
Other Noncontrolling Interest
- 74 74 - 61 61
Capital 1,728 3,854 5,208 2,269 2,925 4,744
Net Debt / Capital (Sunoco
Revolver Covenant N/A 32% 41% N/A -6% 20%
Basis)***
Debt / Capital 50% 38% 44% 54% 29% 39%
(GAAP Basis)
12/31/2009 12/31/2010

Financial Ratios, MM$ except ratios
* Represents intercompany loan due to Sunoco from SXL which is eliminated in consolidation.
** Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
*** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position; calculation excludes noncontrolling interests except for
SXL as prescribed by the revolver covenant.
Proforma Proforma Proforma
SUN  SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 1,129 1,300 2,429 1,180 1,292 2,472 1,363 1,115 2,478
Intercompany Debt* 100 - - 100 - - 100 - -
Plus: Debt Guarantees - 1 1 - 21 21 - 20 20
Less: Cash (2) (1,483) (1,485) (2) (1,478) (1,480) (6) (1,470) (1,476)
Net Debt 1,227 (182) 945 1,278 (165) 1,013 1,457 (335) 1,022
Equity** 965 3,046 3,046 963 2,950 2,950 1,006 2,828 2,828
SXL Noncontrolling Interest 77 - 692 78 - 692 98 - 735
Other Noncontrolling Interest
- 61 61 - 52 52 - 54 54
Capital 2,269 2,925 4,744 2,319 2,837 4,707 2,561 2,547 4,639
Net Debt / Capital (Sunoco
Revolver Covenant N/A -6% 20% N/A -6% 22% N/A -13% 22%
Basis)***
Debt / Capital 54% 29% 39% 55% 30% 40% 57% 28% 41%
(GAAP Basis)
12/31/2010 3/31/2011 6/30/2011

Liquidity*, B$
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
12/31/2009 12/31/2010 3/31/2011 6/30/2011
SXL
Sunoco
3.4
1.7
3.4
3.2
*  Includes cash and cash equivalents of $0.4B, $1.5B, $1.5B, and $1.5B at 12/31/09, 12/31/10, 3/31/11
and 6/30/11 respectively.

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 2011
Total Refining & Supply
Net Production, MB/D 590.5         664.2         681.5         633.9         642.8         512.4         461.1         486.6
Gasoline 52% 52% 52% 54% 52% 52% 51% 51%
Middle Distillates 34% 37% 37% 35% 36% 36% 36% 36%
Residual Fuel 6% 6% 5% 4% 5% 5% 7% 6%
Petrochemicals 4% 3% 4% 4% 4% 3% 3% 3%
Other 9% 7% 7% 8% 8% 9% 8% 9%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5%
Refining & Supply – Products Manufactured

YTD
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 2011
Total Refining & Supply
Gasoline Production, MB/D 306.3 343.1 357.9 339.9 337.0 265.4 234.6 249.9
RFG 47% 48% 43% 45% 46% 49% 63% 55%
Conventional 53% 52% 57% 55% 54% 51% 37% 45%
Distillate Production, MB/D 202.4 244.5 250.1 225.1 230.6 183.6 165.5 174.5
On-Road Diesel Fuel 53% 66% 62% 52% 59% 52% 58% 55%
Heating Oil / Off-Road Diesel 28% 15% 18% 25% 21% 26% 27% 27%
Jet Fuel 17% 19% 19% 21% 19% 20% 13% 16%
Kerosene/Other 2% 0% 1% 2% 1% 2% 2% 2%
Refining & Supply – Gasoline and Distillate Production

Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $2.00 for transportation
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 Distillate: 50% ULSD Chicago Pipeline Platt’s Low
50% Jet Gulf Coast Pipe Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark**
6 Dated Brent Crude: Platt’s Mid + $2.75 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% 83 CBOB NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 Resid: 60% No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
40% No. 6 1.0% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
YTD
1Q10 2Q10 3Q10 4Q10 FY10 Jan 11 Feb 11 Mar 11 1Q11 2Q11 2011
Northeast 6-3-2-1
  Value-Added Benchmark
5.17 5.42 3.39 4.90 4.72 3.93 2.79 5.11 3.94 6.11 5.02
Toledo 4-3-1
  Benchmark
3.99 8.89 7.50 6.33 6.68 9.89 15.52 n/a 12.70 n/a 12.70
YTD
1Q10 2Q10 3Q10 4Q10 FY10 Jan 11 Feb 11 Mar 11 1Q11 2Q11 2011
Northeast 6-3-2-1
  at 80% weight*
4.13     4.34     2.72     3.92     3.78     3.14     2.24     5.11     3.50     6.11     4.80
Toledo 4-3-1
  at 20% weight*
0.80     1.78     1.50     1.27     1.33     1.98     3.10     n/a 1.69     n/a 0.85
R&S Weighted Benchmark*
4.93     6.12     4.22     5.19     5.11     5.12     5.34     5.11     5.19     6.11     5.65
Sunoco R&S Benchmark Margin, $/B
*
Beginning in March 2011, the R&S benchmark is no longer weighted with 20% of Toledo 4-3-1 margin due to the sale of the Toledo refinery on 3/1/2011.  Prior to Toledo sale: 80% of NE 6-3-2-1 Value Added Margin and 20% of
Toledo 4-3-1 margin.  Post Toledo sale: 100% of NE 6-3-2-1 Value Added Margin.
** Adjusted in 2Q11 to reflect market conditions more closely associated with NE refining system.  2010 amounts have been restated for comparative purposes.

23 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Clare McGrory (215) 977-6764 For More Information